UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  December 1, 2010

National Scientific Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 736 East Braeburn Drive
Phoenix, AZ  85022

(former address 8361 East Evans Road, Suite 106, Scottsdale, AZ  85260)

877-763-3729

(former telephone number 480-948-8324)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 19, 2010, Michael Grollman tendered his resignation as Chief Executive Officer, Chief Financial Officer, President, Secretary, and Treasurer.

On November 19, 2010 Michael DeLaGarza was appointed Chief Executive Officer and President and Chairman of the Board of Directors.

On November 19, 2010 Pamela J Thompson was appointed Chief Financial Officer, Secretary Treasury and to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2010	National Scientific Corporation

	By:	/s/ Michael DeLaGarza
Michael DeLaGarza